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Exhibit 10.2

REGISTRATION AND INDEMNIFICATION AGREEMENT

        This REGISTRATION AND INDEMNIFICATION AGREEMENT, dated as of June 14, 2004 (the "Agreement"), is between ZENITH NATIONAL INSURANCE CORP., a Delaware corporation (the "Company"), and FAIRFAX FINANCIAL HOLDINGS LIMITED, a Canadian corporation ("Fairfax").

        The Company intends to file a registration statement on Form S-3 relating to the sale by subsidiaries of Fairfax in an underwritten public offering, of 3,100,000 shares of common stock, par value $1.00 per share ("Common Stock"), of the Company, plus up to an additional 400,000 shares of Common Stock pursuant to the underwriters' over-allotment option (collectively, the "Shares"). In connection therewith, the Company and Fairfax wish to set forth their agreement regarding certain obligations of the Company and Fairfax with respect to the Registration Statement. The parties agree as follows:

1. DEFINITIONS.

        The terms defined in this Section 1, whenever used herein, shall have the following meanings for all purposes of this Agreement:

        "Agreement" shall have the meaning set forth in the preamble hereto.

        "Business Day" shall mean each day of the year other than a Saturday or Sunday or other day on which banking institutions in the city of New York, New York are required or authorized by law or regulation to close.

        "Commission" shall mean the United States Securities and Exchange Commission.

        "Company" shall have the meaning set forth in the preamble hereto.

        "Effectiveness Date" shall have the meaning set forth in Section 2(a) hereof.

        "Effectiveness Period" shall have the meaning set forth in Section 2(b) hereof.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        "Indemnified Stockholder" shall have the meaning set forth in Section 5(a) hereof.

        "Prospectus" shall mean the prospectus included in the Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

        "Registration Statement" shall mean the registration statement filed by the Company relating to the sale of the Shares, as declared effective by the Commission, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such registration statement.

        "Securities Act" shall mean the Securities Act of 1933, as amended.

        "Selling Stockholders" shall mean TIG Insurance Company, Clearwater Insurance Company, United States Fire Insurance Company and The North River Insurance Company, or such other subsidiaries of Fairfax as Fairfax shall designate by written notice to the Company at least three business days prior to the Effective Date.

        "Selling Stockholder Information" shall have the meaning set forth in Section 3(b)(ii) hereof.

        "Shares" shall have the meaning set forth in the preamble hereto.

2. REGISTRATION.

        The Company shall:

        (a)   use its reasonable efforts to file and cause the Registration Statement to be declared effective by the Commission as promptly as is practicable (such date upon which the Registration Statement is declared effective being referred to herein as the "Effectiveness Date");

        (b)   use its reasonable efforts to keep the Registration Statement continuously effective, supplemented and amended to ensure that it (A) is available for sales of the Shares by the Selling Stockholders and (B) conforms with the requirements of this Agreement and the Securities Act and the rules and regulations of the Commission promulgated thereunder as announced from time to time for a period (the "Effectiveness Period") ending on the earliest of:

            (i)  90 days after the Effectiveness Date, or such other date as otherwise mutually agreed upon by the parties hereto;

           (ii)  the date when all of the Shares are disposed of in accordance with the terms of the Registration Statement; or

          (iii)  the date when all of the Shares have ceased to be outstanding (whether as a result of repurchase, cancellation or otherwise);

        (c)   enter into an underwriting agreement with underwriters selected by the Selling Stockholders which shall include such terms and conditions as are customary for a secondary distribution; provided, however, that such underwriting agreement must be reasonably satisfactory to the Company; and

        (d)   provide such underwriters and the Selling Stockholders with reasonable access to its facilities, books and records, and appropriate officers for the purpose of conducting a reasonable investigation of the disclosure contained in the Registration Statement and for the purpose of conducting a reasonable marketing effort in support of the distribution of the Shares.

3. REGISTRATION PROCEDURES.

        (a)   In connection with the Registration Statement and any Prospectus required by this Agreement to permit the sale of the Shares, the Company shall:

            (i)  subject to any notice given by the Company in accordance with this Section 3(a)(i), use its reasonable efforts to keep the Registration Statement continuously effective during the Effectiveness Period; upon the occurrence of any event that would cause the Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not be effective and usable for resale of the Shares during the Effectiveness Period, the Company shall file promptly an appropriate amendment to the Registration Statement, a prospectus supplement or a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its reasonable efforts to cause such amendment to be declared effective and the Registration Statement and the related Prospectus to become usable for their intended purposes as soon as practicable thereafter; provided, however, that notwithstanding the foregoing, the Company may, by written notice to Fairfax, suspend the Selling Stockholders' use of the Prospectus if an event occurs and is continuing as a result of which the Prospectus would, in the Company's reasonable judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company reasonably determines in good faith that the disclosure of such event at such time would have a material adverse effect on the business of the Company or any of its subsidiaries;

           (ii)  cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement during the Effectiveness Period in accordance with the intended method or methods of distribution by the Selling Stockholders set forth in the Registration Statement or supplement to the Prospectus;

          (iii)  advise Fairfax promptly:

            (A)  of any proposal to amend or supplement the Registration Statement or the Prospectus and shall afford Fairfax a reasonable opportunity to review and comment upon such proposed amendment or supplement, and will advise Fairfax promptly of the filing of any such supplement or amendment, and, with respect to the any post-effective amendment, when the same has become effective;

            (B)  of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes; or

            (C)  of the existence of any fact or the happening of any event, during the Effectiveness Period, that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading;

          (iv)  furnish to each Selling Stockholder as many copies of the Prospectus and any amendment or supplement thereto as Fairfax reasonably may request, and a copy of all transmittal letters or other correspondence relating to the Registration Statement sent to, or received from, the Commission; subject to any notice by the Company in accordance with Section 3(a)(iii) of the existence of any fact or event of the kind described in Section 3(a)(iii)(B) or (C), the Company hereby consents to the use of the Prospectus thereto by each of the Selling Stockholders in connection with the offering and the sale of the Shares covered by the Prospectus; and

           (v)  if at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, use its reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

        (b)   Fairfax agrees that:

            (i)  upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 3(a)(iii)(B) or (C), Fairfax will cause each Selling Stockholder to forthwith discontinue disposition of the Shares pursuant to the Registration Statement until:

            (A)  Fairfax or such Selling Stockholder has received copies of the supplemented or amended Registration Statement contemplated by Section 3(a)(i) hereof; or

            (B)  Fairfax or such Selling Stockholder is notified by the Company that the use of the Prospectus may be resumed.

        If so directed by the Company, Fairfax will cause each Selling Stockholder to deliver to the Company all copies, other than permanent file copies then in such Selling Stockholder's possession, of the Prospectus covering the Shares that was current at the time of receipt of such notice of suspension; and

           (ii)  at least three business days prior to the Effectiveness Date, it will provide the Company in writing with all information required to be included in the Registration Statement with respect to Fairfax and the Selling Stockholders pursuant to Items 507 and 508 of Regulation S-K, as such items may be amended as of the Effectiveness Date or as of the date of the effectiveness of any post-effective amendment to the Registration Statement (the "Selling Stockholder Information").

4. REGISTRATION EXPENSES.

        All expenses incident to the Company's performance of or compliance with this Agreement shall be borne by Fairfax regardless of whether the Registration Statement becomes effective, including, without limitation:

        (a)   all fees and expenses required for compliance with federal securities laws, including all registration and filing fees and expenses;

        (b)   all printing expenses (including printing of Prospectuses), messenger and delivery services, and telephone;

        (c)   all fees and disbursements of counsel to the Company; and

        (d)   all fees and disbursements of the Company's independent registered public accounting firm.

        Upon request from the Company, Fairfax shall promptly make payment of, or reimburse the Company for any payment made by the Company of, any expenses payable by Fairfax pursuant to this Agreement. The Company shall bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal, accounting or other duties) and those expenses and costs which would have been incurred by the Company notwithstanding this Agreement.

5. INDEMNIFICATION AND CONTRIBUTION.

        (a)   The Company shall indemnify and hold harmless each Selling Stockholder, such Selling Stockholder's directors, officers, employees, representatives, agents and each person, if any, who controls such Selling Stockholder within the meaning of Section 15 of the Securities Act (each, an "Indemnified Stockholder"), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to resales of the Shares), to which such Indemnified Stockholder may become subject, under the Securities Act or otherwise, insofar as any such loss, claim, damage, liability or action arises out of, or is based upon:

            (i)  any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus; or

           (ii)  the omission or alleged omission to state in the Registration Statement any material fact required to be stated therein or necessary to make the statements therein not misleading, or the omission or alleged omission to state in the Prospectus any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

and shall reimburse each Indemnified Stockholder promptly upon demand for any legal or other expenses, subject to Section 5(c) below, reasonably incurred by such Indemnified Stockholder in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or Prospectus in reliance upon and in conformity with the Selling Stockholder Information or any other written information furnished to the Company by or on behalf of

Fairfax or any Selling Stockholder specifically for use therein. The foregoing indemnity agreement is in addition to any liability that the Company may otherwise have to any Indemnified Stockholder.

        (b)   Fairfax shall indemnify and hold harmless the Company, its directors, officers, employees, representatives, agents and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such officer, employee, representative, agent or controlling person may become subject, insofar as any such loss, claim, damage or liability or action arises out of, or is based upon:

            (i)  any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or Prospectus; or

           (ii)  the omission or the alleged omission to state in the Registration Statement any material fact required to be stated therein or necessary to make the statements therein not misleading, or the omission or alleged omission to state in the Prospectus any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the Selling Stockholder Information or any other written information furnished to the Company by Fairfax or such Selling Stockholder specifically for use therein, and shall reimburse the Company and any such director, officer, employee, representative, agent or controlling person promptly upon demand for any legal or other expenses, subject to Section 5(c) below, reasonably incurred by the Company and any such director, officer, employee, representative, agent or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability that Fairfax or any Selling Stockholder may otherwise have to the Company and any such director, officer, employee or controlling person.

        (c)   Promptly after receipt by an indemnified party under this Section 5 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under this Section 5 except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under this Section 5. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 5 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and its respective directors, employees, officers and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the indemnified party against the indemnifying party under this Section 5 if such indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, and in that event the fees and expenses of such separate counsel shall be paid by the indemnifying party. It is understood that the indemnifying party shall not be liable for the fees and expenses of more than one separate firm (in addition to local counsel in each jurisdiction) for all indemnified parties in connection with any proceeding or related proceedings. Each indemnified party, as a condition of the indemnity agreements contained in Sections 5(a) and 5(b), shall use its reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall:

            (i)  without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld) effect any settlement of any pending or threatened action in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party, or

           (ii)  be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss of liability by reason of such settlement or judgment in accordance with this Section 5.

        (d)   If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the registration of the Shares pursuant to the Registration Statement, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Selling Stockholder or such other indemnified party, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this Section 5(d), the Selling Stockholders shall not be required to contribute any amount in excess of the amount by which the gross proceeds received by such Selling Stockholders from the sale of the Shares pursuant to the Registration Statement exceeds the amount of damages which such Selling Stockholders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

        (e)   The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Selling Stockholder or any person controlling any Selling Stockholder, or by or on behalf of the Company, its officers or directors or any person controlling the Company, and (iii) any sale of the Shares pursuant to the Registration Statement.

6. MISCELLANEOUS.

        (a)   Amendments. This Agreement may not be amended, modified or supplemented, except by the written agreement of all parties hereto.

        (b)   Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telecopier, or air courier guaranteeing overnight delivery:

            (i)  if to the Company:

      Zenith National Insurance Corp.
      21255 Califa Street
      Woodland Hills, California 91367
      Attention: Stanley R. Zax
      Fax No.: (818) 713-0177

      with a copy to:

      Skadden, Arps, Slate, Meagher & Flom LLP
      300 South Grand Avenue
      Los Angeles, California 90071
      Attention: Jerome L. Coben & Jonathan L. Friedman
      Fax No.: (213) 687-5600

           (ii)  if to Fairfax or any of the Selling Stockholders:

      Fairfax Financial Holdings Limited
      95 Wellington Street West Suite 800
      Toronto, Ontario, Canada
      M5J 2N7
      Attention: Paul Rivett
      Fax No.: (416) 367-2201

      with a copy to:

      Shearman & Sterling LLP
      Commerce Court West
      Suite 4405, P.O. Box 247
      Toronto, Ontario Canada
      M5l 1E8
      Attention: Christopher J. Cummings
      Fax No.: (416) 360-2958

        All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied or delivered via facsimile; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

        (c)   Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

        (d)   Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

        (e)   GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        (f)    Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

        (g)   Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter; provided, however, that this Agreement shall not supersede the following agreements, which shall remain in full force and effect to the extent of, and in accordance with, their respective terms: (i) the Purchase Agreement, dated February 4, 1981, among Reliance Insurance Company, the Company and the parties set forth on Exhibit A thereto, and (ii) the Stock Purchase Agreement, dated November 21, 2001, between the Company and Clearwater Insurance Company.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

ZENITH NATIONAL INSURANCE CORP.

By:	/s/ WILLIAM J. OWEN
	Name:	William J. Owen
	Title:	Chief Financial Officer

FAIRFAX FINANCIAL HOLDINGS LIMITED

By:	/s/ PAUL RIVETT
	Name:	Paul Rivett
	Title:	Vice President

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REGISTRATION AND INDEMNIFICATION AGREEMENT